                                                                   EXHIBIT 10.33

                  SECURITY AGREEMENT - INTELLECTUAL PROPERTY

     THIS SECURITY AGREEMENT - INTELLECTUAL PROPERTY (this "Agreement") is made
                                                            ---------
as of June 15, 2000, by and between (a) Viisage Technology, Inc., a Delaware corporation (the "Debtor"), and (b) Commerce Bank & Trust Company, a
                  ------
Massachusetts trust company (the "Secured Party").
                                  -------------

     All capitalized terms not defined herein but defined in that certain Loan Agreement, and Security Agreement, both of even date herewith, by and between the Debtor and the Secured Party, shall have the meanings given to such terms in such agreements.

                            Preliminary Statements:
                            ----------------------

     A. This Agreement is made in connection with a Loan Agreement of even date between Debtor and Secured Party ("Loan Agreement"). This Agreement is supplemented by the Loan Agreement and by the following documents, all of even date: Lockbox Agreement; Collateral Assignment of Unencumbered Contracts; Collateral Assignment of Key-Man Life Insurance policy; and Security Agreement.

     B. Debtor grants the security interest herein to secure the full and timely payment, performance, and observance of all its obligations to Secured Party now existing and hereafter arising, direct or indirect, absolute or contingent, several, or joint and several (collectively "Obligations"), including but not limited to the indebtedness evidenced by Debtor's promissory note of even date in the face amount of $4,000,000 ("Note").

     C. Some of Debtor's assets are subject to security interests held by Lau Acquisition Corp. ("Lau") or by Fleet Business Credit Corporation. ("Fleet"). Lau, Fleet and Secured Party are parties to a certain Intercreditor Agreement dated as of June 15, 2000 ("Intercreditor Agreement"). The Intercreditor Agreement provides that Fleet will hold a senior security interest in certain assets of Debtor and that Lau will hold a senior security interest in certain other assets of Debtor, while Secured party will hold (1) a senior security interest in all assets of Debtor as to which neither Fleet nor Lau is senior and
(2) a junior security interest in all other assets of Debtor. This Agreement shall be construed accordingly.

     D. The Secured Party is unwilling to enter into the Loan Agreement unless and until the Debtor has entered into, and agreed to, all of the terms and conditions of this Agreement;

     NOW, THEREFORE, in order to induce the Secured Party to enter into the Loan Agreement, and in consideration thereof and in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby agrees with the Secured Party as follows:

SECTION 1:  DEFINITIONS; USE OF TERMS.
            -------------------------

     1.1  Definitions.  As used herein, the following terms shall have the
          -----------
meanings given to
such terms as set forth below:

          "Copyrights": (a) all copyrights arising under the laws of the United
           ----------
States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 1 attached hereto), all
                                    ----------
registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the Copyright Office, and (b) the right to obtain all renewals thereof.

          "Copyright Licenses": any written agreement naming the Debtor as
           ------------------
licensor or licensee (including, without limitation, those listed in Schedule 1
                                                                     ----------
attached hereto), granting any right under any Copyright (including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright).

          "Copyright Office": the United States Copyright Office or any other
           ----------------
federal governmental agency which may hereafter perform its functions.

          "Default Interest Rate": the rate at which interest accrues under the
           ---------------------
terms of the Note after (1) there has occurred an Event of Default as defined in the Note and (2) in accordance with the terms of the note the Secured party has elected to raise the interest rate following such an Event of Default.

          "Event of Default": any violation, breach, non-compliance, or failure
           ----------------
by or as to Debtor with respect to any duty, obligation, agreement, covenant, warranty, representation, or other undertaking set forth in this agreement, if the same has continued beyond the expiration of any expressly applicable cure period or grace period, unless all four of the following occur: (i) this agreement provides no specific grace period, (ii) in Secured party's good faith opinion the occurrence or circumstance is readily curable by Debtor, (iii) Debtor promptly commences to effect a cure, and (iv) Debtor completes the cure to Secured Party's reasonable satisfaction within the shortest reasonable period, which shall not exceed thirty days after the Event of Default first arose.

          "Financing Instrument": the Loan Agreement, the Security Agreement,
           --------------------
this agreement, and all other instruments, agreements, and documents signed and delivered to Secured Party by any person who purports to be an officer of debtor on or after the date of this agreement in connection with any aspect of the transactions contemplated by the Loan Agreement, including without implied limitation all promissory notes, security agreements, lockbox agreements, and collateral assignments, together with amendments, restatements, modifications, replacements, renewals, supplements, and substitutions.

          "Intellectual Property": the collective reference to all rights,
           ---------------------
title, interests, priorities and privileges relating to intellectual property, whether arising under federal, state or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom. Intellectual Property shall not include any Intent-to-Use trademark applications unless and until a Statement of Use is filed and accepted with respect to such Intent-to-Use application.

          "IP Collateral": as defined in Section 2.1 below.
           -------------

          "Licenses": collectively, the Copyright Licenses, the Patent Licenses
           --------
and the Trademark Licenses.

          "Loans": all loans made to debtor by Secured Party pursuant to the
           -----
Loan Agreement.

          "Negligible Economic Value": the economic value of the Intellectual
           -------------------------
Property, in the reasonable business judgment of Debtor, is such that the expense to maintain, defend, use, register, or prosecute the Intellectual Property is less than, or approximately equivalent to, the economic value received by Debtor from the Intellectual Property.

          "Patents": (a) all letters patent of the United States and all
           -------
reissues and extensions thereof (including, without limitation, any thereof referred to in Schedule 2 attached hereto), and (b) all applications for letters
               ----------
patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof (including, without limitation, any thereof listed on Schedule 2 attached hereto).
                      ----------

          "Patent Licenses": all agreements, whether written or oral, providing
           ---------------
for the grant by or to the Debtor of any right to manufacture, use or sell any invention covered by a Patent (including, without limitation, any thereof listed on Schedule 2 attached hereto), but not including that certain License Agreement
   ----------
dated as of August 20, 1996, between Debtor and Facia Reco Associates Limited Partnership.

          "Permitted Encumbrances": The encumbrances which are defined as
           ----------------------
"Permitted Encumbrances" in the all-asset Security Agreement of even date between the debtor and the Secured party.

          "Person": any third person or party other than Debtor.
           ------

          "PTO": the United States Patent and Trademark Office or any other
           ---
federal governmental agency which may hereafter perform its functions.

          "Trademarks": (a) all trademarks, trade names, corporate names,
           ----------
company names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers, and the goodwill of the business associated therewith, including customer lists, license rights, advertising materials and all other business assets which uniquely reflect the goodwill of the business, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the PTO or in any similar office or agency of the United States, or any State thereof, or any other country (including, without limitation, all of the registered trademarks listed on Schedule 3
                                                               ----------
hereto), and (b) all renewals thereof. Trademarks, as defined herein, do not include any Intent-to-Use trademark applications, unless and until a Statement of Use is filed and accepted with respect to such Intent-to-Use application.

          "Trademark License": any agreement, written or oral, providing for the
           -----------------
grant by or to the Debtor of any right to use any Trademark (including, without limitation, any thereof listed on Schedule 3 hereto).
                                  ----------

     The following terms shall have the meanings given to such terms in the Uniform Commercial Code as in effect in The Commonwealth of Massachusetts on the date hereof (the "UCC"): "Documents," "General Intangibles," "Instruments," and
                  ---     ---------    -------------------    -----------
"Proceeds."
 --------

     1.2  Use of Terms; Schedules.  The use of the singular of terms which are
          -----------------------
defined in the plural shall mean and refer to any one of them; and pronouns used herein shall be deemed to include the singular and the plural and all genders. The use of the connective "or" is not intended to be exclusive; the term "may not" is intended to be prohibitive and not permissive; use of "includes" and "including" is intended to be interpreted as expansive and amplifying and not as limiting in any way. All Schedules to this Agreement are incorporated herein.

SECTION 2:  CONFIRMATION OF GRANT OF SECURITY INTEREST.
            ------------------------------------------

     2.1  Grant of Security Interest.  In furtherance and as confirmation of the
          --------------------------
security interest granted by the Debtor to the Secured Party under the Security Agreement, and in order to secure further the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration, or otherwise) of the Obligations, the Debtor hereby ratifies such security interest and hereby grants to the Secured Party a continuing security interest in all of the present and future rights, title and interests of the Debtor in and to the following property, and each item thereof, all whether now or hereafter existing, or owned or acquired by the Debtor, or now or hereafter arising or due or to become due, together with all substitutions for, replacements of, additions to, accessions to, and products, proceeds and records of any and all of the following (collectively, the "IP Collateral"):
                                     -------------

          (a)  all Intellectual Property;

          (b) all General Intangibles connected with the use of or related to any and all Intellectual Property (including without limitation, all goodwill of the Debtor and its business, products and services appurtenant to, associated with or symbolized by any and all Intellectual Property and the use thereof); and

          (c) any causes of action and claims which are now or hereafter owned by the Debtor with respect to any and all of the foregoing;

     2.2  Confirmation.  This Agreement is being executed and delivered by the
          ------------
Debtor for the purpose of registering and confirming the grant of the security interest of the Secured Party in the IP Collateral, with the PTO and the Copyright Office. The security interests granted pursuant hereto are granted as a supplement to, and not in limitation of, the security interests granted to the Secured Party under the Loan Agreement and the Security Agreement. For purposes thereof, and without limiting the generality of the foregoing, the Debtor will execute and file such short forms of Security Agreements, each in form and substance satisfactory to the Secured Party, as the Secured Party may request. The Loan Agreement and the Security Agreement (and all rights and remedies of the Secured Party thereunder) shall remain in full force and effect in accordance with their terms. The Debtor acknowledges and agrees that, at the time of the perfection of the Security Interest, the Secured Party shall have the cumulative rights in and to the IP Collateral as are provided in this Agreement, the Loan Agreement and the Security Agreement, and shall have the rights in and to the Collateral (other than the IP Collateral) as are provided in this Agreement, the Loan Agreement and the Security Agreement, subject to any restrictions in any Licenses.

SECTION 3:  REPRESENTATIONS AND WARRANTIES.
            ------------------------------

     The Debtor hereby represents and warrants as follows:

     3.1  Title; No Other Liens.  All covenants and warranties of Debtor set
          ---------------------
forth in the Security Agreement as modified by Exhibit B thereto are expressly adopted herein.

     3.2  Existing Intellectual Property.  Schedule 1 hereto is a true, correct
          ------------------------------   ----------
and complete list of all Registered Copyrights and Copyright Licenses owned by the Debtor in its own name as of the date hereof. Schedule 2 hereto is a true,
                                                   ----------
correct and complete list of all Patents and Patent Licenses owned by the Debtor in its own name as of the date hereof. Schedule 3 hereto is a true, correct and
                                        ----------
complete list of all Trademarks and Trademark Licenses owned by the Debtor in its own name as of the date hereof. Except as set forth in Schedules 1, 2 and
                                                            --------- -  --
3, none of the Intellectual Property is the subject of any licensing or
-
franchise agreement pursuant to which the Debtor is the licensor or franchisor.

     3.3  No Material Adverse Claims.  The Debtor owns, or is licensed to use,
          --------------------------
all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use by the Debtor of any of its Intellectual Property or the validity or effectiveness of any of its Intellectual Property, nor does the Debtor know of any valid basis for any such claim, except as otherwise set forth in the Loan Agreement. Debtor considers that the use by the Debtor of the Intellectual Property does not infringe the rights of any Person in any material respect. No holding, decision or judgment has been rendered by any governmental authority which would limit, cancel or question the validity of, or the Debtor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a material adverse effect on the business or the property of the Debtor.

SECTION 4:  COVENANTS.
            ---------

     The Debtor covenants and agrees as follows:

     4.1  Continued Use of Trademarks.  The Debtor (either itself or through any
          ---------------------------
authorized licensee) will, except with respect to any Trademark that the Debtor shall reasonably determine is of Negligible Economic Value to it, (a) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (b) maintain as in the past the quality of products and services offered under such Trademark, (c) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable law, (d) not (and not permit any authorized licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

     4.2  Continued Use of Patents.  The Debtor (either itself or through any
          ------------------------
authorized licensee) will not, except with respect to any Patent that the Debtor shall reasonably determine is of Negligible Economic Value to it, do or omit to do any act whereby any Patent may become abandoned or invalidated.

     4.3  Continued Use of Copyrights.  The Debtor (either itself or through
          ---------------------------
any authorized licensee) will not (and will not permit any authorized licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or impaired in any way. The Debtor (either itself or through any authorized licensee) will not, except with respect to any Copyright that the Debtor shall reasonably determine is of Negligible Economic Value to it, do any act whereby any material portion of the Copyrights may fall into the public domain.

     4.4  Notice of Adverse Final Determinations.  The Debtor will notify the
          --------------------------------------
Secured Party immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the PTO, the Copyright Office or any court or tribunal in any country) regarding the Debtor's ownership of, or the validity of, any material Intellectual Property or the Debtor's right to register the same or to own and maintain the same.

     4.5  Future Registrations.  Whenever the Debtor, either by itself or
          --------------------
through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the PTO (except any Intent-to-Use trademark applications), the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, the Debtor shall report such filing to the Secured Party within ten (10) days after the last day of the fiscal quarter in which such filing occurs. Upon the reasonable request of the Secured Party, the Debtor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Secured Party may request to evidence the Secured Party's security interest in any Copyright, Patent or Trademark and the goodwill and General Intangibles of the Debtor relating thereto or represented thereby (including without limitation, filings with the PTO, the Copyright Office or any similar office), and the Debtor hereby constitutes the Secured Party as its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full in cash and the Secured Party has no obligation to make any Loans.

     4.6  Maintenance of Registrations.  The Debtor will, except with respect to
          ----------------------------
any

Intellectual Property that the Debtor shall reasonably determine is of Negligible Economic Value to it, take all reasonable and necessary steps, including, without limitation, in any proceeding before the PTO, the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of statements of use, extensions to file statements of use, applications for renewal, affidavits or declarations of use and affidavits or declarations of incontestability.

     4.7  Defense of IP Collateral.  In the event that any Intellectual Property
          ------------------------
included in the IP Collateral is infringed, misappropriated or diluted by a third party, the Debtor shall promptly notify the Secured Party after it learns thereof and shall, unless the Debtor shall reasonably determine that such Intellectual Property is of Negligible Economic Value to the Debtor, which determination the Debtor shall promptly report to the Secured Party, unless prohibited or required to take another action by a License, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Debtor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property.

SECTION 5:  LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT.
            ----------------------------------------

     5.1  Appointment and Powers.  The Debtor hereby irrevocably constitutes and
          ----------------------
appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in its own name, from time to time in the Secured Party's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Debtor hereby gives the Secured Party the power and right, on behalf of the Debtor, and at the Debtor's sole cost and expense, without notice to or assent by the Debtor (except as set forth below), to do the following:

          (a) to supplement and amend from time to time Schedules 1, 2 and 3 of this Agreement to include any new or additional Trademarks, Patents, Copyrights and Licenses of the Debtor; and

          (b) in each case, to the extent not paid, performed, discharged or effected by the Debtor as required by this Agreement or the Loan Agreement, to pay or discharge taxes and liens levied or placed on or threatened against the IP Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

          (c) at any time when an Event of Default shall have occurred and be continuing, (i) to direct any party liable for any payment under any of the IP Collateral to make payment of any and all moneys due or to become due thereunder directly to the Secured Party or as the Secured Party shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any IP Collateral; (iii) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the IP Collateral; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the IP Collateral or any part thereof and to enforce any other right in respect of any IP Collateral; (v) to defend any suit, action or proceeding brought against the Debtor with respect to any IP Collateral; (vi) to settle, compromise or adjust any suit, action or proceeding described in clause (v) above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (vii) to assign, or grant licenses with respect to, any Copyright, Patent or Trademark (along with all the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; (viii) in the exercise of its rights under this Section 5, to use any and all IP Collateral, if practicable and only to the extent permitted by agreements relating thereto and applicable laws, to the extent of the rights of the Debtor therein, and the Debtor hereby grants a license to the Secured Party for such purpose; (ix) to execute, at any time and from time to time, and in connection with the sale provided for in Section 6 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the IP Collateral; and (x) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the IP Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the IP Collateral and the Secured Party's liens thereon and to effect the intent of this Agreement, all as fully and effectively as the Debtor might do.

          (d) Nothing in this section allows Secured Party to take any action which will jeopardize Debtor's rights under any License.

     5.2  Ratification and Indemnification Under Power of Attorney.  In
          --------------------------------------------------------
connection with all powers of attorney set forth in this Agreement, the Secured Party shall have full power to exercise such powers as fully and effectually as the Debtor might or could do; the Debtor agrees that the Secured Party shall not be obligated to exercise any of the powers authorized herein, and shall be free to exercise or refrain from exercising any of such powers at any time or times in its absolute discretion, and, if the Secured Party elects to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to the Debtor except for the Secured Party's gross negligence, actual bad faith or willful misconduct; and all powers conferred upon the Secured Party by this Agreement, being coupled with an interest, shall be irrevocable until such time as all Obligations have been paid (without being subject to or susceptible of recovery by any Person) or performed and the Secured Party's agreement, if any, to make advances has terminated.

     5.3  Performance By Secured Party of Debtor's Obligations.  If the Debtor
          ----------------------------------------------------
fails to perform or comply with any of its agreements contained herein and the Secured Party, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with any agreement, the expense of the Secured Party incurred in connection with such performance or compliance, together with interest thereon at the Default Interest Rate, shall be payable by the Debtor to the Secured Party on demand and shall constitute Obligations secured hereby.

SECTION 6:  RIGHTS AND REMEDIES.
            -------------------

     6.1    General.  Upon the occurrence and during the continuance of any
            -------
Event of Default, and in addition to all other rights and remedies of the Secured Party, whether under the Loan Agreement, the other Financing Instruments, applicable law or otherwise (all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, without notice to or consent by the Debtor except as expressly provided otherwise herein), the Secured Party's rights and remedies with respect to the IP Collateral shall include but not be limited to the following, without payment of royalty or compensation of any kind to the Debtor (except as expressly provided otherwise herein):

            (a) the Secured Party may exercise, in respect of the IP Collateral, all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected IP Collateral);

            (b) the Secured Party may, to the same extent that the Debtor has the right to do so immediately prior to the effectiveness of any assignment to the Secured Party of the IP Collateral, license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, without any royalties to the Debtor, any of the IP Collateral, throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine, and subject to any License restrictions;

            (c) the Secured Party may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right but not the obligation to enforce) all of the rights and remedies of the Debtor under any License against the applicable licensor, licensee or sublicensee thereof and take or refrain from taking any such action, without any royalties to the Debtor; and

            (d) in addition to the foregoing, in order to implement the assignment, sale, transfer or other disposition of any of the IP Collateral pursuant to this Section 6.1, the Secured Party may, pursuant to the authority granted in the powers of attorney provided in Section 5 of this Agreement and in the Loan Agreement, execute and deliver on behalf of the Debtor one or more instruments of assignment of the IP Collateral, in form suitable for filing, recording or registration in any jurisdiction or country.

Effective upon the occurrence and during the continuance of any Event of Default, the Debtor hereby grants to the Secured Party a non-exclusive, irrevocable, royalty-free license to use the IP Collateral to the extent reasonably necessary to permit the Secured Party to exercise any or all of its rights and remedies under this Agreement and the Loan Agreement and the Security Agreement (including without limitation, the right to sell and dispose of any or all of the IP Collateral or any inventory utilizing such IP Collateral or portion thereof).

     6.2   Assignments.  Upon the occurrence and during the continuance of any
           -----------
Event of Default, the Debtor shall promptly execute and deliver to the Secured Party, at the Debtor's sole cost and expense, any and all assignments of the IP Collateral which the Secured Party may request in order to transfer to the Secured Party or its nominee the exclusive right to own and use the IP Collateral, free and clear of any liens (other than Permitted Encumbrances). The Debtor agrees that any such assignment shall be applied to reduce the Obligations outstanding only to the extent that the Secured Party actually receives cash proceeds in respect of the assignment, sale or disposition of, or other realization upon, the IP Collateral.

     6.3   Deficiency.  The Debtor shall remain liable for any deficiency if the
           ----------
proceeds of any sale or other disposition of the IP Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements of any
attorneys employed by the Secured Party to collect such deficiency.   Any excess
of such proceeds, after payment of the Obligations, shall be paid to Debtor or as otherwise required by applicable law.

SECTION 7. MISCELLANEOUS.
           -------------

     7.1   Survival of Covenants; Binding Effect.  All agreements,
           -------------------------------------
representations, covenants and warranties made by the Debtor in this Agreement, the Loan Agreement, the Security Agreement, or in any certificate or other document delivered to the Secured Party in connection herewith shall survive the termination of this Agreement and survive the execution and delivery of this Agreement, and shall remain in full force and effect until all Obligations to the Secured Party have been paid in full and satisfied, and the security interest, lien and rights granted to the Secured Party in any IP Collateral and its rights and remedies hereunder and under the Loan Agreement and the Security Agreement shall continue in full force and effect, notwithstanding the fact that Loans may, from time to time, be in a zero or credit position, until all Obligations have been satisfied. All the terms and provisions of this Agreement and the Loan Agreement and the Security Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the parties hereto and their respective successors and assigns.

     7.2   Prior Discussions; Amendments in Writing; Counterparts.  This
           ------------------------------------------------------
Agreement and the Security Agreement incorporate all discussions and negotiations between the Debtor and the Secured Party, either express or implied, concerning the matters included herein and therein, any custom, usage or other writing to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions of this Agreement. This Agreement may be amended or modified only in writing signed by the parties hereto, and in the case of the Secured Party signed by a duly authorized officer thereof. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but such counterparts together shall constitute one and the same instrument. Any proof of this Agreement shall require production of only one such counterpart.

     7.3   Destruction of Documents; Receipt of Copy.  This Agreement and all
           -----------------------------------------
other Financing Instruments may be reproduced by the Secured Party by any photographic, photostatic, microfilm, or similar process, and the Secured Party may destroy the original from which any document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). The Debtor acknowledges receipt of a true, correct and complete copy or counterpart of this Agreement.

     7.4  Notices.  All notices required or permitted hereunder shall be in
          -------
writing and delivered in accordance with the provisions of the Loan Agreement.

     7.5  Application of Proceeds.  Subject to the provisions of the Loan
          -----------------------
Agreement, the Secured Party shall apply (or change any application previously made of) the proceeds of any collection, sale or other disposition of the IP Collateral, or of any other payments received hereunder, toward the Obligations in such order and manner as the Secured Party, in its sole discretion, shall determine, any statute (the application of which may be waived or modified by agreement), customs or practices to the contrary notwithstanding. The Debtor shall remain liable to the Secured Party for any deficiency remaining following such application.

     7.6  Severability.  If any provision of this Agreement, or any portion of
          ------------
such provision, or the application thereof to any Person or circumstance, shall to any extent be prohibited or held invalid or unenforceable, the remainder of this Agreement or the remainder of such provision and the application thereof to other Persons or circumstances (other than those as to which it is prohibited or held invalid or unenforceable) shall not be affected thereby, and each term and provision hereof shall be valid and enforced to the fullest extent permitted by law. To the extent permitted by law, the parties hereto waive any provision of law which renders any such provision or the application thereof to any Person or circumstance prohibited, invalid or unenforceable in any respect.

     7.7  Headings.  Headings appearing in this Agreement are intended for
          --------
convenience only and do not constitute, and shall not be interpreted to be, a part of this Agreement.

     7.8  Waiver of Jury Trial.  THE BORROWER AND THE LENDER HEREBY WAIVE THEIR
          --------------------
RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

     7.9  Governing Law; Jurisdiction.  This Agreement is executed and delivered
          ---------------------------
under seal and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of law provisions thereof. The Debtor submits itself to the non-exclusive jurisdiction of the Courts of The Commonwealth of Massachusetts for all purposes with respect to this Agreement and the Debtor's relationship with the Secured Party.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered under their seals by their duly authorized officers as of the date first above written.

WITNESS:                           Viisage Technology, Inc.


_____________________________      By:_____________________________


WITNESS                            Commerce Bank & Trust Company


______________________________     By:_____________________________

================================================================================

                   SECURITY  AGREEMENT-INTELLECTUAL PROPERTY

                                by and between

                         COMMERCE BANK & TRUST COMPANY
                             (the "Secured Party")
                                   -------------

                                      and

                           VIISAGE TECHNOLOGY, INC.
                                (the "Debtor")
                                      ------

================================================================================

                   List of Copyrights and Copyright Licenses
                   -----------------------------------------

                                  Schedule 1
                                  ----------

     1.   Copyrights.
          ----------

          U.S. Registered Copyrights or Applications therefor.  The following
          ---------------------------------------------------
     copyrights registered with, and the following copyright applications pending with, the United States Copyright Office, are owned by the Debtor:

                                                           Date of
          Title      Serial No.      Registration No.      Registration
          -----      ----------      ----------------      ------------

          NONE

     2.   Copyright Licenses.  The following is a list of all of the Copyright
          ------------------
     Licenses of the Debtor:

          NONE

================================================================================

                   SECURITY AGREEMENT-INTELLECTUAL PROPERTY

                                by and between

                         COMMERCE BANK & TRUST COMPANY
                             (the "Secured Party")
                                   -------------

                                      and

                           VIISAGE TECHNOLOGY, INC.
                                (the "Debtor")
                                      ------

================================================================================


                      List of Patents and Patent Licenses
                      -----------------------------------

                                  Schedule 2
                                  ----------

     1.   Patents.
          -------

          1.1  U.S. Issued Patents or Applications therefor.  The technology
               --------------------------------------------
     represented by the following patents issued by, and the following patents applications pending with, the United States Patent and Trademark Office, is licensed to the Debtor by Lau Acquisition Corp.:

                                                              Date of  Date of
                  Title              Serial No.   Patent No.  Filing   Issuance
                  -----              -----------  ----------  -------  --------

(a)  Apparatus for Coupling           08/262,552   5,757,431  6/20/94   5/26/98
     Multiple Data Sources Onto a
     Printed Document

(b)  Apparatus for Coupling           08/486,958   5,771,071  6/07/95   6/23/98
     Multiple Data Sources Onto a
     Printed Document

(c)  Apparatus for Coupling           09/103,055   Pending    6/23/98
     Multiple Data Sources Onto a
     Printed Document

(d)  Systems and Methods for          08/316,041   5,646,388  9/30/94   7/08/97
     Recording Data

(e)  Systems and Methods for           08/795954   5,886,334  2/05/97   3/23/99
     Recording Data

(f)  Systems and Methods for          08/879,471,  Pending    2/03/99
     Recording Data                   cn of
                                      08/408,517

                                                           Date of   Date of
     Title                      Serial No.   Patent No.    Filing    Issuance
     -----                      ----------   ----------    ------    --------

(g)  Real-Time Facial           09/293,246    Pending      4/16/99
     Recognition
     And Verification System

(h)  Method And System For      09/293,688    Pending      4/16/99
     Clustering Images In A
     Reference Set For
     Pattern Recognition

(i)  Feature Identification      09/059032    Pending      4/13/98
     Imaging System

(j)  Method And System For       09/133221    Pending      8/13/98
     Eliminating Unwanted
     Shadows On A Subject In
     A Facial Recognition
     System

(k)  Real Time Facial And        09/119485    Pending      7/20/98
     Verification System

(l)  Identification Card         08/956180    5,432,864    10/5/92     7/11/95
     Verification System

          1.2  Non-U.S. Registered Patents or Applications therefor. The
               ----------------------------------------------------
     technology represented by the following patents issued by, and the following patent applications pending with, an office or agency of the country noted below, is licensed to the Debtor by Lau Acquisition Corp.:

                                                                             Date of
     Title                      Country      Serial No.   Patent No.         Issuance
     -----                      -------      ----------   ----------         --------
(i)   Apparatus for Coupling     Canada         2193211    2,193,211         1/05/99
      Multiple Data Sources
      Onto a Printed Document

(ii)  Apparatus for Coupling     China       95194687.0    Pending
      Multiple Data Sources
      Onto a Printed Document

(iii) Apparatus for Coupling     Europe      95924000.3    Pending
      Multiple Data Sources
      Onto a Printed Document

(iv)  Apparatus for Coupling     Japan        08-502563    Pending
      Multiple Data Sources
      Onto a Printed Document

(v)   Apparatus for Coupling     Korea        707388/96     197305           2/24/99
      Multiple Data Sources
      Onto a Printed Document

(vi)  Systems and Methods for    Canada         2201345    Pending
      Recording Data

(vii)   Systems and Methods for    China              95196341.4       Pending
        Recording Data

(viii)  Systems and Methods for    Europe            9593 6252.6       Pending
        Recording Data

(ix)    Systems and Methods for    Japan               08-512127       Pending
        Recording Data

(x)     Systems and Methods for    Korea               702130/97       Pending
        Recording Data

(xi)    Systems and Methods for    Canada                2215942       Pending
        Identifying Images

(xii)   Systems and Methods for    China              96194018.2       Pending
        Identifying Images

(xiii)  Systems and Methods for    Europe           96 90 7925.0       Pending
        Identifying Images

(xiv)   Systems and Methods for    Japan               08-528437       Pending
        Identifying Images

(xv)    Systems and Methods for    Korea               706522/97       Pending
        Identifying Images

          2.   Patent Licenses. The following is a list of all of the Debtor's
               ---------------
Patent Licenses:

               Certain license agreements of the Debtor which are more particularly described in that letter, dated as of June 15, 2000, from the Debtor to the Secured Party.

================================================================================

                   SECURITY AGREEMENT-INTELLECTUAL PROPERTY

                                by and between

                         COMMERCE BANK & TRUST COMPANY
                             (the "Secured Party")
                                   -------------

                                      and

                           VIISAGE TECHNOLOGY, INC.
                                (the "Debtor")
                                      ------


================================================================================


             List of registered Trademarks and Trademark Licenses
             ----------------------------------------------------

                                  Schedule 3
                                  ----------

     1.   Trademarks.
          ----------

          1.1  U.S. Registered Trademarks or Applications therefor.  The
               ---------------------------------------------------
     following trademarks registered with, and the following trademark applications pending with, the United States Patent and Trademark Office, are owned by the Debtor:

                                                                 Date of
     Trademark            Serial No.       Registration No.      Registration
     ---------            ----------       ----------------      ------------

(a)  Viisage Technology   75/081,244       2,177,222             July 28, 1998

(b)  Viisage Technology   75/146,315                             Pending
     & Design

          1.2  State Registered Trademarks or Applications therefor.  The
               ----------------------------------------------------
     following trademarks registered with, and the following trademark applications pending with, the State office or agency noted below, are owned by the Debtor:

          NONE

          1.3  Non-U.S. Registered Trademarks or Applications therefor.  The
               -------------------------------------------------------
     following trademarks registered with, and the following trademark applications pending with, an office or agency of the country noted below, are owned by the Debtor:

          NONE

     2.   Trademark Licenses.  The following is a list of all of the Trademark
          ------------------
Licenses of the Debtor:

          NONE

                                       4